                                                                   Exhibit 10.11

================================================================================

                          Caithness Coso Funding Corp.

                                   as Issuer


                                      and


                             Coso Finance Partners
                            Coso Energy Developers
                             Coso Power Developers

                                 as Guarantors

               $ 110,000,000 6.80% Senior Secured Notes due 2001
               $ 303,000,000 9.05% Senior Secured Notes due 2009


                              Purchase Agreement


                                 May 21, 1999

                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION

================================================================================

                                                                    May 21, 1999

DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
277 Park Avenue
New York, New York 10172

Dear Sirs:

          Caithness Coso Funding Corp., a special purpose Delaware corporation (the "Issuer"), proposes to issue and sell to Donaldson, Lufkin & Jenrette
      ------
Securities Corporation (the "Initial Purchaser") $110,000,000 in principal
                             -----------------
amount of its 6.80% Senior Secured Notes due 2001 (the "2001 Series A Notes")
                                                        -------------------
and $303,000,000 in principal amount of its 9.05% Senior Secured Notes due 2009 (the "2009 Series A Notes" and together with the 2001 Series A Notes, the
      -------------------
"Series A Notes"), subject to the terms and conditions set forth herein.  The
 --------------
Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be
                                                     -----
guaranteed by the unconditional, joint and several guarantees (the "Guarantees")
                                                                    ----------
of Coso Finance Partners, a California general partnership (the "Navy I
                                                                 ------
Partnership"), Coso Energy Developers, a California general partnership (the
-----------
"BLM Partnership"), and Coso Power Developers, a California general partnership
 ---------------
(the "Navy II Partnership," and together with Navy I Partnership and BLM
      -------------------
Partnership, the "Guarantors").  The Notes are to be issued pursuant to the
                  ----------
provisions of an indenture (the "Indenture"), to be dated as of the Closing Date
                                 ---------
(as defined below), among the Issuer, the Guarantors and U.S. Bank Trust National Association, as trustee (the "Trustee").
                                       -------

          The proceeds to be received by the Issuer from the sale of the Series A Notes will be loaned by the Issuer to each of the Navy I Partnership, as the owner of the Navy I geothermal power plant and related facilities ("Navy I"),
                                                                    ------
the BLM Partnership, as the owner of the BLM geothermal power plant and related facilities ("BLM"), and the Navy II Partnership, as the owner of Navy II
             ---
geothermal power plant and related facilities ("Navy II," and together with Navy
                                                -------
I and BLM, the "Projects") pursuant to a separate credit agreement between the
                --------
Issuer and each such Guarantor (the "Credit Agreements").  Each of the
                                     -----------------
Guarantors will execute a promissory note (a "Partnership Note" and, together,
                                              ----------------
the "Partnership Notes") evidencing its obligations to the Issuer to repay the
     -----------------
loan made to it under its Credit Agreement. All distributions of cash flows of the Guarantors and the Issuer will be governed by the Credit Agreements and by a Deposit and Disbursement Agreement among the Issuer, the Guarantors and U.S. Bank Trust National Association, as collateral agent and as depositary (the "Depositary Agreement"), which will provide for the deposit of funds into
 --------------------
various accounts designated for specific purposes thereunder (the "Accounts").
                                                                   --------

          The Notes will be secured by (i) a perfected, first priority pledge of the Partnership Notes by the Issuer pursuant to a pledge agreement (the "Partnership Note Pledge Agreement"); (ii) a perfected, first priority lien on
 ---------------------------------
the funds deposited in the Accounts under the Depositary Agreement; (iii) a perfected, first priority pledge of all the outstanding capital stock of the Issuer by the Guarantors pursuant to a stock pledge agreement (the "Stock Pledge
                                                                    ------------
Agreement"); (iv) a perfected, first priority pledge of all the partnership
---------
interests of Coso Land Company, a California general partnership ("CLC"), by the
                                                                   ---
direct owners of CLC pursuant to a pledge agreement (the "CLC Pledge Agreement")
                                                          --------------------
and (v) a perfected, first priority pledge of all the partnership interests of China Lake Joint Venture, a California general partnership ("CLJV"), by the
                                                             ----
direct owners of CLJV pursuant to a pledge agreement (the "CLJV Pledge
                                                           -----------
Agreement"
---------
and, together with the CLC Pledge Agreement, the "Additional Pledge
                                                  -----------------
Agreements"). The Guarantees, in turn, will be secured by a perfected, first
----------
priority lien on substantially all the assets of the Guarantors and a perfected, first priority pledge of all of the ownership interests of the Guarantors by the direct owners of the Guarantors pursuant to their respective pledge agreements (the "Partnership Interest Pledge Agreements"). The entities that will pledge
      --------------------------------------
their respective ownership interests in the Guarantors, CLC and CLJV are listed on Schedule A hereto (as in existence on the date hereof and on the Closing Date, each a "Pledgor" and collectively, the "Pledgors"), and the Partnership
              -------                         --------
Note Pledge Agreement, the Stock Pledge Agreement, the Partnership Interest Pledge Agreements, the Additional Pledge Agreements and any deed of trust, mortgage, security agreement or other instrument evidencing the security interests to be granted in favor of the Trustee for the benefit of the holders of the Notes are collectively referred to herein as the "Security Documents."
                                                         ------------------
Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

          1.   Offering Memorandum. The Series A Notes and the Guarantees will
               -------------------
be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Issuer and the Guarantors have prepared a preliminary offering
      ---
memorandum, dated May 5, 1999 (the "Preliminary Offering Memorandum"), and a
                                    -------------------------------
final offering memorandum, dated May 21, 1999 (the "Offering Memorandum"),
                                                    -------------------
relating to the Series A Notes and the Guarantees thereof.

          Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor (other than the Series B Notes), in substitution thereof or upon conversion thereof) shall bear the following legend:

     "THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION
     5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE
     OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
     SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT: (A) SUCH NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (A) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
     ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144(A),
     (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED
     UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (2) TO
     THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION
     STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN
     ACCORDANCE WITH ANY APPLICABLE SECURITIES

     LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE
     EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A)
     ABOVE."

          2.   Agreements to Sell and Purchase. On the basis of the
               -------------------------------
representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Issuer agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Issuer, $110,000,000 in principal amount of the 2001 Series A Notes and $303,000,000 in principal amount of the 2009 Series A Notes at a purchase price equal to 100% of the principal amount thereof (the "Purchase Price"). Upon the
                                                    --------------
purchase of the Series A Notes by the Initial Purchaser, the Guarantors shall pay the Initial Purchaser a fee in an amount equal to 2.0% of the Purchase Price.

          3.   Terms of Offering. The Initial Purchaser has advised the Issuer
               -----------------
that the Initial Purchaser will make offers (the "Exempt Resales") of the Series
                                                  --------------
A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) to persons permitted to purchase the Series
                     ----
A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and
          ----------------------
(ii) being referred to herein as the "Eligible Purchasers").  The Initial
                                      -------------------
Purchaser will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

          Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated as of the Closing Date, in
 -----------------------------
substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Notes" (as defined in the Registration Rights
            -------------------------
Agreement). Pursuant to the Registration Rights Agreement, the Issuer and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein (i) a registration
 ----------
statement under the Act (the "Exchange Offer Registration Statement") relating
                              -------------------------------------
to the Issuer's 6.80% Senior Secured Notes due 2001 (the "2001 Series B Notes")
                                                          -------------------
and 9.05% Senior Secured Notes due 2009 (the "2009 Series B Notes" and, together
                                              -------------------
with the 2001 Series B Notes, the "Series B Notes"), to be offered in exchange
                                   --------------
for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and the Guarantees thereof and (ii) under certain
 --------------
circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer
      ----------------------------
Registration Statement, the "Registration Statements") relating to the resale by
                             -----------------------
certain holders of the Series A Notes and to use its best efforts to cause such Registration Statements, as the case may be, to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

          This Agreement, the Indenture, the Notes, the Guarantees, the Credit Agreements, the Partnership Notes, the Depositary Agreement, the Partnership Note Pledge Agreement, the Stock Pledge Agreement, the Additional Pledge Agreements, the Partnership Interest Pledge Agreements and any other Security Document are hereinafter sometimes referred to collectively as the "Operative
                                                                    ---------
Documents."
---------

          4.   Delivery and Payment.
               --------------------

               (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Latham & Watkins, New York, New York, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on May 28, 1999 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchaser and the Issuer in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "Closing
                                                                       -------
Date."
----

               (b) One or more of the 2001 Series A Notes and one or more of the 2009 Series A Notes, each in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), and having an
                                                            ---
aggregate principal amount corresponding to the aggregate principal amount of the 2001 Series A Notes or the 2009 Series A Notes, as the case may be (collectively, the "Global Notes"), shall be delivered by the Issuer to the
                    ------------
Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes thereon duly paid by the Issuer against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Issuer. The Global Notes shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

          5.   Agreements of the Issuer and the Guarantors.  Each of the Issuer
               -------------------------------------------
and the Guarantors hereby, jointly and severally, agrees with the Initial Purchaser as follows:

               (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, of (i) the issuance by any state securities commission, after the Issuer or any Guarantor receives notice of such issuance, of any stop order suspending the qualification or exemption from qualification of any Series A Notes and Guarantees thereof for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances in which they were made, not misleading. The Issuer and the Guarantors shall use all commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes and Guarantees thereof under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes and the Guarantees thereof under any state securities or Blue Sky laws, the Issuer shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

               (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Issuer as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in
Section 7 hereof, the Issuer and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

          (c) During such period as in the opinion of counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser, but in no event later than 180 days after the date hereof, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object in writing promptly after being so advised and (ii) to prepare promptly, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be reasonably necessary or advisable in connection with such Exempt Resales.

          (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Issuer and the Guarantors or to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Issuer and the Guarantors or to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

          (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Issuer nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation, limited liability company or partnership in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f) To furnish to the registered holders of the Series A Notes and to any beneficial owner of the Series A Notes who so requests in writing (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuer and the Guarantors were required to file such Forms (all prepared and presented in accordance with generally accepted accounting principles), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Issuer and the Guarantors and, with respect to the annual information only, a report thereon by the certified independent accountants of the Issuer and the Guarantors and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Issuer and the Guarantors were required to file such reports, in each case, within the time periods specified in the Commission's rules and regulations or, if such request is made after such time period, as soon as practicable after the request is received. In addition, the Issuer and the Guarantors shall, for so long as any Series A Notes remain outstanding, furnish to holders of the Series A Notes, any beneficial owner of the Notes and to securities analysts and prospective investors, upon their written request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act.

          (g) So long as any Series A Notes or Series B Notes are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Issuer or any of the Guarantors to its debt security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Issuer or any of the Guarantors is listed and such other publicly available information concerning the Issuer and/or its subsidiaries as the Initial Purchaser may reasonably request.

          (h) So long as any Series A Notes remain outstanding and during any period in which the Issuer and the Guarantors are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                               ------------
to furnish, upon written request, to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule
                               ---------------------
144A(d)(4) under the Act.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid the following expenses incident to the performance of the obligations of the Issuer and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Issuer and the Guarantors and accountants of the Issuer and the Guarantors in connection with the sale and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Initial Purchaser solely in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Guarantees,
(vi) the reasonable fees and expenses of the Trustee and the Trustee's counsel in connection with the Operative Documents, (vii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (viii) any fees charged by rating agencies for the rating of the Notes, (ix) fees in connection with the filing of UCC-1 financing statements, and (x) all other costs and expenses incident to the performance of the obligations of the Issuer and Guarantors hereunder for which provision is not otherwise made in this Section 5(i).

          (j) To cooperate with the Initial Purchaser to effect the inclusion of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Private Offerings, Resales and Trading through Automated Linkages
  ----
("PORTAL") system and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

          (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Issuer and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (l) Except as disclosed in or contemplated by the Offering Memorandum, during the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Issuer or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Issuer or any Guarantor substantially similar to the Notes and the Guarantees (other than (i) the Notes and the Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchaser.

          (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

          (n) To cause the Exchange Offer to be made on the appropriate form to permit the Series B Notes and the Guarantees thereof registered pursuant to the Act to be offered in exchange for the Series A Notes and the Guarantees thereof and to comply in all material respects with all applicable federal and state securities laws in connection with the Exchange Offer.

          (o) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the Guarantees.

          (p) To use its commercially reasonable efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Notes and the Guarantees.

          (q) So long as the Notes are outstanding, not to take or omit to take any action, and not to permit any person to take or omit to take any action (other than the exercise by others of remedies available under the Operative Documents), which action or omission could result in: (i) any of the Projects ceasing to be a "qualifying facility" (as defined pursuant to the Public Utility Regulatory Policies Act of 1978, as amended ("PURPA"), and the regulations
                                              -----
promulgated thereunder), (ii) any of the Guarantors, the Issuer, the Initial Purchaser or any holders of Notes, solely as the result of the participation by the parties separately or as a group in the transactions contemplated by the Operative Documents and the ownership, use or operation of the Projects by the Guarantors, being subject to regulation by any Governmental Authority as a "public utility," an "electric utility," an "electric utility holding company," a "public utility holding company," a "holding company" or an "electrical corporation" or a subsidiary or affiliate of any of the foregoing under any law (including, without limitation, rules and regulations of the California State Energy Resources Conservation and Development Commission, the Federal Power Act of 1920, as amended, and the Public Utility Holding Company Act of 1935 ("PUHCA"), other than such regulation contemplated under Section 9(a)(2) of
  -----
PUHCA and under 18 C.F.R. (S)292.601(c), each as amended).

          (r) To use the net proceeds received by it from the sale of the Series A Notes to the Initial Purchaser pursuant to this Agreement in the manner specified in the Offering Memorandum under the caption "Use of Proceeds."

     6.   Representations, Warranties and Agreements of the Issuer and the
          ----------------------------------------------------------------
Guarantors. As of the date hereof, each of the Issuer and the Guarantors,
----------
jointly and severally, represents and warrants to, and agrees with, the Initial Purchaser that:

          (a) The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, at the date hereof, does not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to (i) pricing terms and other financial terms intentionally left blank in the Preliminary Offering Memorandum and (ii) statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Issuer in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

          (b) The Issuer has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Issuer, the Guarantors and the Pledgors, taken as a whole (a "Material Adverse Effect").
          -----------------------

          (c) Each of the Guarantors is a general partnership duly formed under the laws of the State of California and has the partnership power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties.

          (d) Except as set forth on Schedule A hereto, each of the Pledgors has been duly organized and is validly existing as a limited liability company or a limited partnership, as applicable, existing in good standing under the laws of the jurisdiction of its organization, and has the limited liability company or limited partnership power and authority, as the case may be, to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign limited liability company or limited partnership, as the case may be, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. As of the Closing Date, each of ESCA Limited Partnership, Caithness Navy II Group, L.P. and Caithness Coso Holdings, L.P. will have been duly reorganized and will be validly existing as a limited liability company existing in good standing under the laws of the State of Delaware, and will have the limited liability company power and authority to carry on the business conducted by it prior to such reorganization and to own, lease and operate its properties, and each will be duly qualified and will be in good standing as a foreign limited liability company authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. The limited liability companies created as a result of the reorganization of ESCA Limited Partnership, Caithness Navy II Group, L.P. and Caithness Coso Holdings, L.P. are referred to herein as the "New Pledgors."
               ------------

          (e) Each of the Issuer, the Guarantors and the Pledgors has, and as of the Closing Date each of the New Pledgors will have, all corporate, partnership, limited liability company or limited partnership power and authority, as the case may be, necessary to execute and deliver each of the Operative Documents to which it is a party and to perform its obligations thereunder.

          (f) All outstanding shares of capital stock of the Issuer have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. Except as otherwise set forth in or contemplated by the Offering Memorandum, all of the issued and outstanding shares of capital stock of the Issuer are owned directly by the Guarantors, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each a "Lien"). All of the partnership interests of each of Navy
                       ----
I Partnership, BLM Partnership and Navy II Partnership represent valid partnership interests in such partnership. As of the date hereof, all of the general partnership interests in Navy I Partnership are owned by ESCA Limited Partnership, a California limited partnership (which as of the Closing Date will be reorganized into a Delaware limited liability company), and New CLOC Company, LLC, a Delaware limited liability company. As of the date hereof, all of the general partnership interests in Navy II Partnership are owned by Caithness Navy II Group, L.P., a Delaware limited partnership (which as of the Closing Date will be reorganized into a Delaware limited liability company), and New CTC Company, LLC, a Delaware limited liability company. As of the date hereof, all of the general partnership interests in BLM Partnership are owned by Caithness Coso Holdings, L.P., a California general partnership (which as of the Closing Date will be reorganized into a Delaware limited liability company), and New CHIP Company, LLC, a Delaware limited liability company. All of the partnership interests of CLC are owned by Caithness Acquisition Company, LLC, a Delaware limited liability company, and Caithness Geothermal 1980 Ltd., L.P., a Delaware limited partnership. All of the partnership interests of CLJV are owned by Caithness Acquisition Company, LLC, a Delaware limited liability company, and Caithness Geothermal 1980 Ltd., L.P., a Delaware limited partnership.

          (g) The Issuer and the Guarantors have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, respectively, which is material to the business of the Issuer and the Guarantors, including the Collateral, in each case, free and clear of any Liens and defects, except for Permitted Liens as described in the Offering Memorandum, or such as do not materially affect the value of such property and do not interfere materially with the use made and proposed to be made of such property by the Issuer and the Guarantors; and any real property and buildings held under lease by the Issuer and the Guarantors are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere materially with the use made and proposed to be made of such property and buildings by the Issuer and the Guarantors, in each case except as described in the Offering Memorandum.

          (h) This Agreement has been duly authorized, executed and delivered by the Issuer and each of the Guarantors.

          (i) The Indenture has been duly authorized by the Issuer and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Issuer and each of the Guarantors. When the Indenture has been duly executed and delivered by the Issuer and each of the Guarantors (assuming the due authorization, execution and delivery by the Trustee), the Indenture will be a valid and binding agreement of the Issuer and each Guarantor, enforceable against the Issuer and each Guarantor, as the case may be, in accordance with its terms, except as enforceability thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and
(ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity).

          (j) The Series A Notes have been duly authorized for issuance and sale by the Issuer to the Initial Purchaser and, on the Closing Date, will have been validly executed and delivered by the Issuer. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Issuer, enforceable in accordance with their terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). Series A Notes will, when executed and delivered, conform in all material respects to the description thereof contained in the Offering Memorandum.

          (k) The Guarantees to be endorsed on the Series A Notes have been duly authorized by the Guarantors, respectively, and, on the Closing Date, will have been duly executed and delivered by the Guarantors. When the Guarantees to be endorsed on the Series A Notes have been executed and delivered in accordance with the Indenture, the Guarantees to be endorsed on the Series A Notes will be the valid and binding obligations of the Guarantors, respectively, enforceable against the Guarantors, respectively, in accordance with their terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, the Guarantees to be endorsed on the Series A Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (l) On the Closing Date, the Series B Notes will have been duly authorized by the Issuer. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be the valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). When the Series B Notes are issued, authenticated and delivered, the Series B Notes will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (m) On the Closing Date, the Guarantees to be endorsed on the Series B Notes by the Guarantors, respectively, will have been duly authorized by the Guarantors. When the Guarantees to be endorsed on the Series B Notes are executed and delivered in accordance with the terms of the Indenture, the Guarantees to be endorsed on the Series B Notes will be the valid and binding obligations of the Guarantors, respectively, enforceable against the Guarantors, respectively, in accordance with their terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and (ii) general principles of equity and discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). When the Series B Notes are issued, authenticated and delivered, the Guarantees to be endorsed thereon will conform in all material respects to the description thereof contained in the Offering Memorandum.

          (n) The Depositary Agreement has been duly authorized by the Issuer and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Issuer and each of the Guarantors. When the Depositary Agreement has been duly executed and delivered by the

Issuer and each of the Guarantors (assuming the due authorization, execution and delivery by the other parties thereto (other than the Issuer and the Guarantors), the Depositary Agreement will constitute a valid and binding agreement of the Issuer and each of the Guarantors, enforceable against the Issuer and each of the Guarantors in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, the Depositary Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

          (o) Each of the Credit Agreements has been duly authorized by the Issuer, as lender, and by the Guarantor named as the borrower therein, respectively, and, on the Closing Date, will have been validly executed and delivered by the Issuer and each of the Guarantors. When each of the Credit Agreements has been duly executed and delivered by the Issuer, as lender, and the Guarantor named as the borrower therein, such Credit Agreement will constitute the valid and binding agreement of the Issuer and such Guarantor, enforceable against the Issuer and such Guarantor in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, each of the Credit Agreements will conform in all material respects to the description thereof in the Offering Memorandum.

          (p) Each of the Partnership Notes has been duly authorized by the Guarantor issuing such Partnership Note and, on the Closing Date, will have been validly executed and delivered by such Guarantor. When each of the Partnership Notes has been issued, executed and delivered by the Guarantor issuing such Partnership Note in accordance with the provisions of the respective Credit Agreement, such Partnership Note will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, each of the Partnership Notes will conform in all material respects to the description thereof in the Offering Memorandum.

          (q) Each of the Project Documents (as defined in the Offering Memorandum) to which the Issuer or any Guarantor is a party has been duly authorized by the Issuer and each of the Guarantors, as the case may be, and, assuming due authorization, execution and delivery by the other persons party thereto, except as described in the Offering Memorandum, constitutes the valid and binding agreement of the Issuer or such Guarantor, as the case may be, enforceable against the Issuer or such Guarantor, as the case may be, in accordance with its terms, except as enforceability thereof may be limited by
(i) bankruptcy, insolvency, reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and
(ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity). On the Closing Date, each Project Document described in the Offering Memorandum will conform in all material respects to the description thereof in the Offering Memorandum.

          (r) The execution and delivery of each of the Security Documents to which the Issuer, any of the Guarantors and any of the Pledgors is a party, or will be a party on the Closing Date, will be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties and, in certain circumstances, the Issuer, as security for the payment and performance of the obligations secured thereby, a valid and enforceable security interest in the Collateral covered or purported to be covered thereby upon the recordation of the Deeds of Trust and the filing of the UCC-1 financing statements (the "Financing Statements"), respectively, with the priority purported to be created
 --------------------
thereby to the extent that such liens and security interests can be perfected by filing. Each of the Deeds of Trust is or will be in appropriate form for recording as a mortgage of real estate and for filing as a financing statement to protect, preserve and perfect the liens and security interests on real property created or to be created by the Deeds of Trust. The Financing Statements on the Closing Date will be in appropriate form for filing (including the description of the Collateral set forth therein) in each office and in each jurisdiction where required to perfect the lien and security interest in personal property described above.

          (s) The Registration Rights Agreement has been duly authorized by the Issuer and the Guarantors and, when duly executed and delivered by the Issuer and the Guarantors (assuming the due execution and delivery by the Initial Purchaser), will constitute a valid and binding agreement of the Issuer and each of the Guarantors, enforceable against the Issuer and each of the Guarantors in accordance with its terms, except as enforceability thereof may be limited by
(i) bankruptcy, insolvency, or reorganization, moratorium or similar laws (including fraudulent transfer laws) affecting creditors' rights generally and
(ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding at law or in equity).

          (t) Neither the Issuer nor any of the Guarantors is in violation of its respective charter, by-laws or partnership agreement or in default in the performance of any material obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Issuer or to any of the Guarantors, taken as a whole, to which the Issuer or any of the Guarantors is a party or by which the Issuer or any of the Guarantors or their respective property is bound, and which violation or default might result, singly or in the aggregate, in a Material Adverse Effect.

          (u) The execution, delivery and performance of this Agreement and the other Operative Documents by each of the Issuer, the Guarantors and the Pledgors, compliance by each of the Issuer, the Guarantors and the Pledgors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) assuming that the Notes are sold in the manner described in this Agreement, require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or which have been obtained), and, with respect to the Registration Rights Agreement, the Act and the Trust Indenture
Act), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, by-laws or partnership agreement of the Issuer, the Guarantors or the Pledgors, as the case may be, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Issuer, any of the Guarantors or any of the Pledgors is a party or by which the Issuer, any of the Guarantors or any of the Pledgors or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Issuer, any of the Guarantors or any of the Pledgors or their respective property, (iv) other than pursuant to the Operative Documents, result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Issuer, any of the Guarantors or any of the Pledgors is a party or by which the Issuer, any of the

Guarantors or any of the Pledgors or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Issuer, any of the Guarantors or any of the Pledgors or result in any other impairment of the rights of the holder of any such Authorization, except, with respect to clauses (ii), (iii) and (v), for violations, conflicts, breaches, defaults, Liens, terminations, suspensions, revocations or impairments which would not reasonably be expected to have a Material Adverse Effect.

          (v) Except as is disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the best knowledge of the Issuer and the Guarantors, threatened to which the Issuer or any of the Guarantors is or could be a party or to which any of their respective property is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

          (w) Except as is disclosed in the Offering Memorandum, neither the Issuer nor any of the Guarantors has violated any federal, state or local law or regulation, including such laws or regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or any provisions of
                                     ------------------
the Employee Retirement Income Security Act of 1974, as amended ("ERISA"),
                                                                  -----
except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (x) Except as is disclosed in the Offering Memorandum, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) for which the Issuer or any of the Guarantors are liable and which would, singly or in the aggregate, have a Material Adverse Effect.

          (y) Each of the Issuer and the Guarantors has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all
 -------------
governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business in the manner described in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, each such Authorization is valid and in full force and effect and each of the Issuer and its the Guarantors is in compliance with all the applicable terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are materially burdensome to the Issuer or any of the Guarantors; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (z) The accountants, KPMG LLP and PricewaterhouseCoopers LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are each independent certified public accountants with respect to the Issuer and the Guarantors under Rule 101 of the American Institute of Certified Public

Accountant's Code of Professional Conduct and its interpretations and rulings. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

          (aa) The historical financial statements, together with related schedules and notes, forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the financial position, results of operations and cash flows of the Issuer and of the Guarantors on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Issuer and the Guarantors.

          (bb) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Issuer and the Guarantors and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith (as of the date of the Offering Memorandum) and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

          (cc) Neither the Issuer nor any Guarantor is, after giving effect to the offering and sale of the Series A Notes and the application of the proceeds therefrom as described in the Offering Memorandum, or will be, an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (dd) Neither the Issuer nor any of the Guarantors nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part
221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (ee) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Issuer or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Issuer's or any Guarantor's retaining any rating assigned as of the date hereof to the Issuer or any Guarantor or to any securities of the Issuer or any Guarantor other than the conditions requiring (A) the election of an independent director to the Board of Directors of the Issuer and the designation of an independent manager to each of New CLOC Company, LLC, New CHIP Company, LLC and New CTC Company, LLC and (B) the delivery of final documentation for the transactions contemplated by this agreement to the ratings agencies or (ii) has indicated to the Issuer or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Issuer, any Guarantor or any securities of the Issuer or any Guarantor.

          (ff) Since the respective dates as of which information is given in the Offering Memorandum and other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Issuer and the Guarantors, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Issuer or any of the Guarantors and (iii) neither the Issuer nor any of the Guarantors has incurred any material liability or obligation, direct or contingent.

          (gg) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act. The Notes and the Guarantees thereof meet the eligibility requirements of Rule 144A(d)(3) under the Act.

          (hh) The Issuer and each of the Guarantors own, possess, or have the right to use, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("intellectual
                                                            ------------
property") currently employed by them in connection with the business now
--------
operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Issuer nor any of the Guarantors has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (ii) The Issuer and each of the Guarantors are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and neither the Issuer nor any of the Guarantors (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a Material Adverse Effect.

          (jj) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or, to the best knowledge of the Issuer or any of the Guarantors, threatened against the Issuer or any of the Guarantors before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Issuer or any of the Guarantors, threatened against the Issuer or any of the Guarantors or (iii) to the best knowledge of the Issuer or any of the Guarantors, union representation question existing with respect to the employees of the Issuer or any of the Guarantors, except in the case of clauses (i), (ii) and (iii) for such actions which, singly or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Issuer and the Guarantors, no collective bargaining organizing activities are taking place with respect to the Issuer or any of the Guarantors.

          (kk) Each of the Issuer and the Guarantors maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability in accordance with industry practice; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded assets are compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ll) All material tax returns required to be filed by the Issuer and each of the Guarantors in any jurisdiction prior to the date hereof have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Issuer or any of the Guarantors have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

          (mm) The factual information provided by the Issuer and Guarantors to Sandwell Engineering Inc. (the "Independent Engineer"), Henwood Energy Services,
                                --------------------
Inc. (the "Energy Markets Consultant") and GeothermEx, Inc. (the "Geothermal
           -------------------------                              ----------
Consultant") in connection with the preparation of their reports appearing in
----------
Exhibits A, B and C, respectively, to the Offering Memorandum (which factual information is referenced in those reports), was provided in good faith; provided that the foregoing does not imply or express any representation or warranty by the Issuer and the Guarantors as to the accuracy of the information, projections or conclusions contained in such reports and does not constitute any obligation to update such reports.

          (nn) When the Series A Notes and the Guarantees endorsed thereon are issued and delivered pursuant to this Agreement, neither the Series A Notes nor such Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Issuer or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (oo) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Issuer, the Guarantors or any of their respective representatives (other than the Initial Purchaser, as to whom the Issuer and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; provided, however, that the Issuer and the Guarantors make no representation or warranty regarding any general solicitation or advertising that may have been undertaken by any rating agencies. No securities of the same class as the Series A Notes and/or the Guarantees have been issued and sold by the Issuer within the six-month period immediately prior to the date hereof.

          (pp) None of the Issuer, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Issuer and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Series A Notes
                             ------------
or the Guarantees endorsed thereon.

          (qq) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (rr) No registration under the Act of the Series A Notes or the Guarantees is required for the sale of the Series A Notes and the Guarantees to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in Section 7 hereof.

          (ss) Each certificate signed by any officer of the Issuer or any Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser on the Closing Date in connection with the issuance and sale of the Series A Notes shall be deemed to be a representation and warranty by the Issuer or such Guarantor to the Initial Purchaser as to the matters covered thereby.

          (tt) The proceeds from the offering of the Notes will not be used to purchase or carry any instrument or security other than the Partnership Notes.

          (uu) Each of the Projects is a small power "qualifying facility" as such term is defined pursuant to the Public Utility Regulatory Policies Act of 1978, as amended, and the regulations promulgated thereunder. None of the Guarantors, the Issuer, the Initial Purchaser or any Holders will, solely as the result of the participation by the parties separately or as a group in the transactions contemplated by the Operative Documents and the ownership, use or operation of the Projects by the Guarantors, be subject to regulation by any Governmental Authority as a "public utility," an "electric utility," an "electric utility holding company," a "public utility holding company," a "holding company" or an "electrical corporation" or a subsidiary or affiliate of any of the foregoing under any Law (including, without limitation, rules and regulations of the California State Energy Resources Conservation and Development Commission, the Public Utility Holding Company Act of 1935, the Federal Power Act of 1920 and the Public Utility Regulatory Policies Act of 1978, each as amended) other than such regulation contemplated under Section 9(a)(2) of PUHCA and under 18 C.F.R. (S)292.601(c).

          (vv) None of the Issuer, the Guarantors or any of their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

          (ww) Prior to the date hereof, none of the Issuer, the Guarantors or any of their affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Issuer in connection with the offering of the Series A Notes.

     The Issuer and the Guarantors acknowledge that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Issuer and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     7.   Initial Purchaser's Representations, Warranties and Agreements. The
          --------------------------------------------------------------
Initial Purchaser represents and warrants to, and agrees with, the Issuer and the Guarantors:

          (a) The Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) The Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, and (y) in offshore transactions in reliance upon Regulation S under the Act.

          (c) The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) The Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. The Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Issuer or any of the Guarantors, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act) that, prior to such transfer, furnishes the trustee with a signed letter containing certain representations and agreements relating to the transfer of the Series A Notes (the form of which can be obtained from the trustee) and , if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Issuer that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Issuer) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each Person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e) The Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Guarantees thereof.

          (f) The Series A Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (g) The sale of the Series A Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

               (h) The Initial Purchaser agrees that it has not offered or sold, and will not offer or sell, the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. The Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S.

               (i) The Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration notice stating that such distributor, dealer or person receiving a selling concession, fee or other remuneration is subject to certain restrictions during such 40-day restricted period.

               (j) The Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

               (k) The Initial Purchaser (i) has not offered or sold, and will not offer or sell, in the United Kingdom, by means of any document, any Series A Notes other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or as agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1989 of Great Britain); (ii) has complied and will comply with all applicable provisions of the Financial Services Act 12986 of the United Kingdom with respect to anything done by it in relation to the Series A Notes in, from or otherwise involving the United Kingdom; and (iii) has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Series A Notes to a person who is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

               The Initial Purchaser acknowledges that the Issuer and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Issuer and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

          8.   Indemnification.
               ---------------

               (a) The Issuer and each Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Issuer or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Issuer by the Initial Purchaser, including, but not limited to, the information furnished by or on behalf of the Initial Purchaser in the section entitled "Plan of Distribution"; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser if the Initial Purchaser fails to deliver a Final Offering Memorandum, as then amended or supplemented, (so long as the Final Offering Memorandum and any amendment or supplement thereto was provided by the Issuer to the Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum, as so amended or supplemented.

          (b) The Initial Purchaser agrees to indemnify and hold harmless the Issuer and the Guarantors, and their respective directors, officers, members, partners, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuer or the Guarantors, to the same extent as the foregoing indemnity from the Issuer and the Guarantors to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Issuer by the Initial Purchaser expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum, including the information furnished by the Initial Purchaser in the section entitled "Plan of Distribution."

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person
 -----------------
against whom such indemnity may be sought (the "indemnifying party") in writing
                                                ------------------
and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuer, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request and the indemnifying party shall not have objected in writing to such settlement prior to the indemnified party entering into such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuer and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantors, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Issuer, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuer and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Guarantors, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Issuer, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9.   Conditions of Initial Purchaser's Obligations. The obligations of the
          ---------------------------------------------
Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Issuer and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Issuer or any Guarantor or any securities of the Issuer or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any adverse change, nor shall any written notice have been given of any potential or intended adverse change, in the outlook for any rating of the Issuer or any Guarantor or any securities of the Issuer or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Series A Notes than that on which the Series A Notes were marketed.

          (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Issuer and the Guarantors, taken as a whole, (ii) there shall not have been any adverse change or any development involving a prospective adverse change in the capital stock or in the long-term debt of the Issuer or any of the Guarantors and (iii) neither the Issuer nor any of the Guarantors shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

          (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by two authorized officers of the Issuer and each of the Guarantors, confirming the matters set forth in Sections 6(ff), 9(a) and 9(b) and stating that each of the Issuer and the Guarantors has complied in all material respects with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, from Riordan & McKinzie, a Professional Corporation, special California counsel for the Issuer and the Guarantors, as to certain of the matters set forth on Exhibit B attached hereto, subject to customary assumptions, qualifications and limitations. Such opinion shall be rendered to you at the request of the Issuer and the Guarantors and shall so state therein. In rendering such opinion, Riordan & McKinzie shall have received and may rely upon one or more opinions of local counsel reasonably acceptable to the Initial Purchaser, as they may reasonably request to pass upon such matters.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated as of the Closing Date, from Reed Smith Shaw & McClay LLP, special New York counsel for the Issuer, the Guarantors and the Pledgors, as to the matters set forth on Exhibit B attached hereto that are not covered in the opinion rendered pursuant to paragraph 9(e) hereof, subject to customary assumptions, qualifications and limitations. Such opinion shall be rendered to you at the request of the Issuer and the Guarantors and shall so state therein. In rendering such opinion, Reed Smith Shaw & McClay LLP shall have received and may rely upon one or more opinions of local counsel reasonably acceptable to the Initial Purchaser, as they may reasonably request to pass upon such matters.

          (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated as of the Closing Date, from Orrick Herrington & Sutcliffe LLP, special regulatory counsel for the Issuer and the Guarantors, as to the matters set forth on Exhibit C attached hereto, subject to customary assumptions, qualifications and limitations. Such opinion shall be rendered to you at the request of the Issuer and the Guarantors and shall so state therein. In rendering such opinion, Orrick Herrington & Sutcliffe LLP shall have received and may rely upon one or more opinions of local counsel reasonably acceptable to the Initial Purchaser, as they may reasonably request to pass upon such matters.

          (h) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

          (i) The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser from KPMG LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (j) The Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Datof the e, as the case may be, in form and substance satisfactory to the Initial Purchaser from PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (k) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

          (l) The Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture and the Depositary Agreement, each of which shall have been entered into by the Issuer, the Guarantors and the Trustee.

          (m) The Initial Purchaser shall have received a counterpart, conformed as executed, of the Credit Agreements and Security Documents, each in form and substance reasonably satisfactory to the Initial Purchaser and each of which shall have been entered into by the Issuer, the Guarantors and the Pledgors, to the extent each is a named party thereto; and the representations, warranties and agreements of the Issuer, the Guarantors and the Pledgors contained in the Credit Agreements and the Security Documents, to the extent each is a named party thereto, shall be true and correct as of the Closing Date.

          (n) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Registration Rights Agreement which shall have been executed by the Issuer and the Guarantors.

          (o) Each of ESCA Limited Partnership, Caithness Navy II Group, L.P. and Caithness Coso Holdings, L.P. shall have been reorganized as a Delaware limited liability company and each of the New Pledgors shall have acquired, assumed or succeeded to all right, title and interest in all of the assets of its respective predecessor.

          (p) Coso Funding Corp. shall have consummated its offer to purchase for cash any and all of its 8.53% Senior Secured Notes due December 31, 1999 and its 8.87% Senior Secured Notes due December 31, 2001, made pursuant to an Offer to Purchase Statement dated April 16, 1999 (as the same has been and may be amended or extended).

          (q) The Issuer and the Guarantors shall have furnished the Initial Purchaser with such assurance and evidence as the Initial Purchaser may require to confirm that, as of the Closing Date, all debt owed by the Issuer and the Guarantors (other than Permitted Indebtedness) will be repaid in full and all liens and collateral securing such debt shall be released.

          (r) On or prior to the Closing Date, the Issuer or the Guarantors shall have delivered to the Initial Purchaser evidence satisfactory to the Initial Purchaser and their counsel that title insurance commitments in an aggregate amount of $200.0 million for policies insuring the Deeds of Trust executed by the Guarantors have been obtained, each of which title insurance commitments shall be reasonably satisfactory in form and substance to the Initial Purchaser and its counsel.

          (s) On or prior to the Closing Date, the Deeds of Trust shall have been delivered to Chicago Title Insurance Company (the "Title Company") for due
                                                        -------------
recordation as a mortgage of real estate, and any required filings with respect to personal property and fixtures subject to the liens of the Deed of Trust shall have been delivered to the Title Company for filing, in each place in which such recording or filing is required to protect, preserve and perfect the liens of the Deed of Trust as a valid and enforceable lien on the real estate and as a valid and enforceable security interest in the personal property and fixtures covered or purported to be covered by the Deed of Trust, with the priority purported to be created thereby, in each case subject only to Permitted Liens, and except for such recordation or filing no further action shall be required to create, preserve or perfect such liens and security interests. On or prior to the Closing Date, the Financing Statements shall have been delivered for filing, recordation and/or registration in each office and in each jurisdiction where required to create and perfect a valid and enforceable security interest in the Collateral covered or purported to be covered by the Security Documents, with the priority purported to be created thereby. All taxes and recording and filing fees required to be paid with respect to the execution, recording or filing of the Deeds of Trust and the Financing Statements shall have been paid or provided for on or prior to the Closing Date. All Collateral shall be subject to no Liens other than Permitted Liens.

          (t) On or prior to the Closing Date, each of the Project Documents, in the forms previously delivered to the Initial Purchaser or its counsel and as they exist as executed versions as of the date of this Agreement or in such forms as shall be satisfactory in form and substance to the Initial Purchaser and its counsel, shall have been executed and delivered, shall remain in full force and effect, no default shall have occurred thereunder, all conditions precedent thereunder shall be satisfied and there shall not have occurred any event of force majeure thereunder on the Closing Date.

          (u) The Independent Engineer shall have consented to the references to it in the Offering Memorandum and the use of the Independent Engineer's Report (as defined in the Offering Memorandum) prepared by the Independent Engineer and contained in Exhibit A to the Offering Memorandum; and since the date of the Independent Engineer's Report, no event affecting the Independent Engineer's Report or the matters referred to therein shall have occurred (A) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in the Independent Engineer's Report or in the Offering Memorandum relating to matters referred to in the Independent Engineer's Report, or (B) which shall not be reflected in the Offering Memorandum but should be reflected therein in order to make the statements and information contained in the Independent Engineer's Report, or in the Offering Memorandum relating to matters in the Independent Engineer's Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Initial Purchaser, of an authorized officer of the Independent Engineer, dated as of the Closing Date.

          (v) The Energy Markets Consultant shall have consented to the references to it in the Offering Memorandum and the use of the Energy Markets Consultant's Report (as defined in the Offering Memorandum) prepared by the Energy Markets Consultant and contained in Exhibit B to the Offering Memorandum; and since the date of the Energy Markets Consultant's Report, no event affecting the Energy Markets Consultant's Report or the matters referred to therein shall have occurred (A) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in Energy Markets Consultant's Report or in the Offering Memorandum relating to matters referred to in the Energy Markets Consultant's Report, or (B) which shall not be reflected in the Offering Memorandum but should be reflected therein in order to make the statements and information contained in the Energy Markets Consultant's Report, or in the Offering Memorandum relating to matters in the Energy Markets Consultant's Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Initial Purchaser, of an authorized officer of the Energy Markets Consultant, dated as of the Closing Date.

          (w) The Geothermal Consultant shall have consented to the references to it in the Offering Memorandum and the use of the Geothermal Consultant's Report (as defined in the Offering Memorandum) prepared by the Geothermal Consultant and contained in Exhibit C to the Offering

Memorandum; and since the date of the Geothermal Consultant's Report, no event affecting the Geothermal Consultant's Report or the matters referred to therein shall have occurred (A) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in Geothermal Consultant's Report or in the Offering Memorandum relating to matters referred to in the Geothermal Consultant's Report, or (B) which shall not be reflected in the Offering Memorandum but should be reflected therein in order to make the statements and information contained in the Geothermal Consultant's Report, or in the Offering Memorandum relating to matters in the Geothermal Consultant's Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Initial Purchaser, of an authorized officer of the Geothermal Consultant, dated as of the Closing Date.

          (x) Neither the Issuer nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Issuer or the Guarantors, as the case may be, at or prior to the Closing Date.

     10.  Effectiveness of Agreement and Termination. This Agreement shall
          ------------------------------------------
become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Issuer if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, or the NASDAQ National Market or limitation on prices for securities or other instruments on any such exchange or the NASDAQ National Market, (iii) the suspension of trading of any securities of the Issuer or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Issuer and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States and would, in the Initial Purchaser's judgment, make it impracticable to market the Series A Notes on the terms and in the manner contemplated.

     11.  Miscellaneous. Notices given pursuant to any provision of this
          -------------
Agreement shall be addressed as follows: (i) if to the Issuer or any Guarantor, to Caithness Coso Funding Corp., 1114 Avenue of the Americas, 41st Floor, New York, New York 10036-7790 and (ii) if to the Initial Purchaser, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Issuer, the Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Issuer, any Guarantor, the officers or directors of the Issuer or any Guarantor, or any person controlling the Issuer or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Initial Purchaser because of the failure or refusal on the part of the Issuer and the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement (other than as a result of any termination of this Agreement pursuant to Section 10), the Issuer and each Guarantor, jointly and severally, agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel to the Initial Purchaser) incurred by it. Notwithstanding any termination of this Agreement, the Issuer shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Issuer and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchaser and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the reasonable fees and expenses of counsel) reasonably incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuer, the Guarantors, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors and managers of the Issuer and the Guarantors, as the case may be, and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchaser merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement among the Issuer, the Guarantors and the Initial Purchaser.

                         Very truly yours,

                         CAITHNESS COSO FUNDING CORP.



                         By:  /s/ Christopher T. McCallion
                             -----------------------------
                              Christopher T. McCallion
                              Executive Vice President & Chief Financial Officer


                         COSO FINANCE PARTNERS,
                         a California general partnership

                         By:  New CLOC Company, LLC,
                              a Delaware limited liability company,
                              its Managing General Partner

                              By:  /s/ Christopher T. McCallion
                                  -----------------------------
                                   Christopher T. McCallion
                                   Executive Vice President

                         By:  ESCA Limited Partnership,
                              a California limited partnership,
                              its General Partner

                              By:  Caithness Geothermal 1980 Ltd., L.P.
                                   a Delaware limited partnership,
                                   its General Partner

                                   By:  Caithness Power, L.L.C.,
                                        a Delaware limited liability company,
                                        its General Partner

                                   By: /s/ Christopher T. McCallion
                                      -----------------------------
                                           Christopher T. McCallion
                                           Executive Vice President

                              By:  Caithness Power, L.L.C.,
                                   a Delaware limited liability company,
                                   its Managing General Partner

                                   By: /s/ Christopher T. McCallion
                                      -----------------------------
                                       Christopher T. McCallion
                                       Executive Vice President

                              By: ESI Geothermal, Inc.,
                                  a Florida corporation,
                                  its General Partner

                                  By: /s/ John A. Keener
                                     ---------------------
                                     Name:  John A. Keener
                                     Title: Vice President

                         COSO ENERGY DEVELOPERS,
                         a California general partnership

                         By: New CHIP Company, LLC,
                             a Delaware limited liability company,
                             its Managing General Partner

                             By:  /s/ Christopher T. McCallion
                                 -----------------------------
                                 Christopher T. McCallion
                                 Executive Vice President

                         By: Caithness Coso Holdings, L.P.,
                             a California limited partnership,
                             its General Partner

                             By: Caithness CEA Geothermal, L.P.,
                                 a Delaware limited partnership,
                                 its General Partner

                                 By: Caithness Power, L.L.C.,
                                     a Delaware limited liability company,
                                     its Managing General Partner

                                     By:  /s/ Christopher T. McCallion
                                         -----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

                             By: Caithness BLM Group, L.P.,
                                 a New Jersey limited partnership,
                                 its General Partner

                                 By: Caithness Geothermal 1980 Ltd., L.P.,
                                     a Delaware limited partnership,
                                     its General Partner

                                     By: Caithness Power, L.L.C.,
                                         a Delaware limited liability company,
                                         its General Partner

                                         By:  /s/ Christopher T. McCallion
                                             -----------------------------
                                             Christopher T. McCallion

                                             Executive Vice President

                    By: Caithness Geothermal 1980 Ltd., Special Group I, L.P.,
                        a Delaware limited partnership,
                        its General Partner

                        By: Caithness Power, L.L.C.,
                            a Delaware limited liability company,
                            its General Partner

                            By:  /s/ Christopher T. McCallion
                                ------------------------------
                                Christopher T. McCallion
                                Executive Vice President

                    By: West Coast Geothermal Ltd., L.P.,
                        a Delaware limited partnership
                        its General Partner

                        By: Caithness Power, L.L.C.,
                            a Delaware limited liability company,
                            its General Partner

                            By:  /s/ Christopher T. McCallion
                                ------------------------------
                                Christopher T. McCallion
                                Executive Vice President

                    By: Pacific Geothermal Ltd., L.P.,
                        a Delaware limited partnership,
                        its General Partner

                        By: Caithness Power, L.L.C.,
                            a Delaware limited liability company,
                            its General Partner

                            By:  /s/ Christopher T. McCallion
                                ------------------------------
                                Christopher T. McCallion
                                Executive Vice President

                    By: Mt. Whitney Geothermal Limited Partnership,
                        a Delaware limited partnership,
                        its General Partner

                        By: Caithness Power, L.L.C.,
                            a Delaware limited liability company,
                            its General Partner

                            By:  /s/ Christopher T. McCallion
                                ------------------------------
                                Christopher T. McCallion
                                Executive Vice President

                    By: Mt. Whitney Geothermal-II Limited
                        Partnership,
                        a Delaware limited partnership,
                        its General Partner

                        By: Caithness Power, L.L.C.,
                            a Delaware limited liability company,
                            its General Partner

                            By:  /s/ Christopher T. McCallion
                                ------------------------------
                                Christopher T. McCallion
                                Executive Vice President

                    By: Caithness Power, L.L.C.,
                        a Delaware limited liability company,
                        its General Partner

                        By:  /s/ Christopher T. McCallion
                            ------------------------------
                            Christopher T. McCallion
                            Executive Vice President


               COSO POWER DEVELOPERS,
               a California general partnership

               By: New CTC Company, LLC,
                   a Delaware limited liability company,
                   its Managing General Partner

                   By:  /s/ Christopher T. McCallion
                       ------------------------------
                       Christopher T. McCallion
                       Executive Vice President

                                  SCHEDULE A

                                   Pledgors

Navy I Partners
---------------

 .    ESCA Limited Partnership, a California limited partnership (to be reorganized on or prior to the Closing Date as a limited liability company under the laws of the State of Delaware)

 .    New CLOC Company, LLC, a Delaware limited liability company

Navy II Partners
----------------

 .    Caithness Navy II Group L.P., a Delaware limited partnership (to be reorganized on or prior to the Closing Date as a limited liability company under the laws of the State of Delaware)

 .    New CTC Company, LLC, a Delaware limited liability company

BLM Partners
------------

 .    Caithness Coso Holdings, L.P., a California limited partnership (to be reorganized on or prior to the Closing Date as a limited liability company under the laws of the State of Delaware)

 .    New CHIP Company, LLC, a Delaware limited liability company

CLC Partners
------------

 .    Caithness Acquisition Company, LLC, a Delaware limited liability company

 .    Caithness Geothermal 1980 Ltd., L.P., a Delaware limited partnership

CLJV Partners
-------------

 .    Caithness Acquisition Company, LLC, a Delaware limited liability company

 .    Caithness Geothermal 1980 Ltd., L.P., a Delaware limited partnership